Item 12(b)

Exhibit to Form N-CSR

Section 906 Certification

Registrant Name: Mason Street Funds, Inc.

File Number: 811-07961

Registrant CIK Number: 0001023744

Solely for purposes of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), I, Mark G. Doll, certify that to my knowledge, the Annual Report to Shareholders for the fiscal year ended March 31, 2006 included in this Form N-CSR filing (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of Mason Street Funds, Inc.

May 3, 2006	/s/ Mark G. Doll
Mark G. Doll, President

A signed original of this written statement required by Section 906 has been provided to Mason Street Funds, Inc. and will be retained by Mason Street Funds, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Item 12(b)

Exhibit to Form N-CSR

Section 906 Certification

Registrant Name: Mason Street Funds, Inc.

File Number: 811-07961

Registrant CIK Number: 0001023744

Solely for purposes of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), I, Walter M. Givler, certify that to my knowledge, the Annual Report to Shareholders for the year ended March 31, 2006 included in this Form N-CSR filing (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of Mason Street Funds, Inc.

May 3, 2006	/s/ Walter M. Givler
Walter M. Givler, Vice President,
Chief Financial Officer and Treasurer

A signed original of this written statement required by Section 906 has been provided to Mason Street Funds, Inc. and will be retained by Mason Street Funds, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.